PIMCO Funds

Supplement Dated August 31, 2016 to the Credit Bond Funds Prospectus

dated July 29, 2016, as supplemented (the “Prospectus”)

Disclosure Regarding the PIMCO Diversified Income Fund and

PIMCO Floating Income Fund (the “Funds”)

Effective immediately, each of the PIMCO Diversified Income Fund and PIMCO Floating Income Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier. Accordingly, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section in each of the PIMCO Diversified Income Fund’s and PIMCO Floating Income Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier. Mr. Ivascyn is Group Chief Investment Officer and Managing Director of PIMCO. Mr. Murata is a Managing Director of PIMCO. Ms. Tournier is an Executive Vice President of PIMCO. Ms. Tournier has managed the Fund since March 2016. Messrs. Ivascyn and Murata have managed the Fund since May 2016.

In addition, effective immediately, disclosure concerning the Funds’ portfolio managers in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since		Recent Professional Experience
PIMCO Diversified Income	Daniel J. Ivascyn	5/16

Group Chief Investment Officer and Managing Director, PIMCO. Mr. Ivascyn joined PIMCO in 1998, previously having been associated with Bear Stearns in the asset backed securities group as well as T. Rowe Price and Fidelity Investments.

PIMCO Floating Income		5/16
PIMCO Income		3/07	*

PIMCO Diversified Income	Alfred T. Murata	5/16

Managing Director, PIMCO. Mr. Murata is a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

PIMCO Floating Income		5/16
PIMCO Income		3/13

PIMCO Diversified Income	Eve Tournier	3/16

Executive Vice President, PIMCO. Ms. Tournier joined PIMCO in 2008 and is a portfolio manager focusing on corporate bonds and loans. Prior to joining PIMCO, she was a managing director and European head of high yield credit trading with Deutsche Bank, where she spent eight years.

PIMCO Floating Income		3/16

*	Inception of the Fund.

Investors Should Retain This Supplement for Future Reference

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PIMCO Funds

Supplement dated August 31, 2016 to the

Statement of Additional Information dated July 29, 2016, as supplemented (the “SAI”)

Disclosure Regarding the PIMCO Diversified Income Fund and

PIMCO Floating Income Fund

Effective immediately, each of the PIMCO Diversified Income Fund and PIMCO Floating Income Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective August 31, 2016, each of the PIMCO Diversified Income Fund and the PIMCO Floating Income Fund is jointly managed by Daniel J. Ivascyn, Alfred T. Murata and Eve Tournier.

In addition, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

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